                                           --------------------------
                                                  THE BRAZILIAN
                                                EQUITY FUND, INC.
                                           --------------------------

                                                  ANNUAL REPORT
                                                 March 31, 2003





        [BZL LISTED NYSE LOGO]


              3910-AR-03

CONTENTS

Letter to Shareholders ...........................    1

Portfolio Summary ................................    4

Schedule of Investments ..........................    5

Statement of Assets and Liabilities ..............    6

Statement of Operations ..........................    7

Statement of Changes in Net Assets ...............    8

Financial Highlights .............................   10

Notes to Financial Statements ....................   12

Report of Independent Accountants ................   17

Results of Annual Meeting of Shareholders ........   18

Tax Information ..................................   19

Information Concerning Directors and Officers ....   20

Privacy Policy Notice ............................   23

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
                                                                    May 2, 2003

DEAR SHAREHOLDER:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the fiscal year ended March 31, 2003.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York. On March 31, 2003, total net assets were $21,461,899.

PERFORMANCE

The Fund's net asset value ("NAV") at March 31, 2003 was $3.85 per share, compared with $5.73 per share on March 31, 2002. The Fund's total return, based on NAV and assuming reinvestment of dividends, for the fiscal year ended March 31, 2003 was down 32.29%, compared with a decline of 34.61% for the Morgan Stanley Capital International Brazil Index (the "Index").*

In the end, the Fund had a loss but modestly outperformed its benchmark. Most of the outperformance was generated in the first half of the period, when the Fund was more defensively positioned as discussed below. While we began to be less defensive in late 2002, the Fund underperformed its benchmark in that year's fourth quarter, when Brazil's market spiked upward. The Fund was basically even with its benchmark in the first quarter of 2003. During these final months, the Fund was close to even with the Index (it was a lackluster quarter for Brazilian stocks in local terms; the three-month gain of more than 5% for dollar-based investors was attributable to a recovery in Brazil's currency).

THE MARKET

Brazil had a large decline in the period, hurt by the general economic malaise and extreme nervousness regarding its presidential elections. Equity stock price performance was extraordinarily volatile throughout the year and can, in fact, be divided into two sub-periods, separated by the elections of October 2002.

The first half of the period saw a dramatic increase in political risk in Brazil. Investors began to discount the possibility that Lula da Silva, the left-of-center candidate known for his labor-favoring policies, could win the Presidential election slated for early October. At the time, this added to the economic and earnings woes already weighing on stocks in Brazil. Worried about a potential end or reversal of reforms in Brazil, and uncertain as to Lula's intent regarding the country's debt-servicing burden, investors saw a higher likelihood that Brazil would experience a forced debt restructuring resulting in a major financial crisis.

October was pivotal. Brazil's market declined early in the month, in the immediate aftermath of the election, in which Lula won a plurality. A runoff was scheduled for late October. The market then started to rebound, reflecting a sense that the post-October 6th selloff was an overreaction. The rally continued past Lula's victory in the runoff. Investors took some comfort from the lack of a clean electoral sweep: A system of checks and balances would likely remain intact. In addition, Lula made some market-friendly comments in the wake of the election that helped improve investor sentiment.

===============================================================================
                                                                              1

LETTER TO SHAREHOLDERS


Finally, after some early 2003 weakness, Brazil finished the period on a positive note. Many emerging market investors decreased their allocations to markets such as South Korea, where geopolitical risks had been rising, while increasing their allocations to Latin America in general and Brazil in particular. The positive sentiment toward Brazil's equity market and currency reflected an improving macroeconomic outlook. The stock rally can also be seen as the market "catching up" with Brazil's sovereign debt, which actually performed very well during the first quarter of 2003.

PORTFOLIO STRATEGY AND STRUCTURE

Our positioning in Brazil was, through much of the period, defensive. We had been underweighted in banks, reflecting our initial concerns that debt repayment problems could hamper the banking industry. We were also underweighted in telecoms, based on the sector's low growth prospects and vulnerability to local currency weakness. Instead, we were mostly favoring exporters that generate dollar revenues, along with certain domestic plays that we viewed as more defensive.

We shifted away from this stance somewhat late in the period. We adopted more of a barbell structure with respect to sector allocation; we pared the Fund's position in the dollar-earning exporters, in favor of companies whose earnings derive mostly from domestic demand. We marginally raised our exposure to Brazil's regulated industries, which we believed had fallen to oversold levels. We also raised our exposure to banks, based on the improved sentiment toward Brazil's financial prospects.

An overall theme against this strategy was our investment in mostly liquid names. This is due in large part to the pending liquidation of the Fund, as more fully described in Note G to the financial statements. As a result, we expect to keep this theme throughout the foreseeable future.

OUTLOOK

As we write, the seemingly swift and successful wind-down to the Iraq war sparked a relief rally benefiting stocks generally. Barring a turn for the worse on the war or post-war fronts, risk concerns could continue to ebb, which could help emerging markets such as Brazil in both absolute and relative terms in 2003 as a whole. That said, the outlook for global growth over the next year is modest at best, so even if geopolitical tensions do ease further, markets could periodically pull back on soft economic and earnings data.

Our outlook on Brazil's macroeconomic profile is one of cautious optimism. Since his election, President Lula has appointed some centrists to his cabinet while stating his administration's intent to honor Brazil's financial commitments. Certainly, to date, the fears that Lula would govern from the left and disregard reforms have proven unfounded. We therefore are encouraged that Brazil can sustain a virtuous circle, with inflation and interest rates potentially following each other lower while the country's currency strengthens. (In March, Brazil's central bank decided to leave interest rates unchanged, after raising them twice earlier in 2003. This could indicate that monetary authorities believe efforts to contain inflation are working, and as long as the currency remains strong and inflation stays under
===============================================================================
2

LETTER TO SHAREHOLDERS


control, the next move for interest rates could be down. And the risk premium on Brazil's debt has dropped significantly over the past few months, reflecting a dramatic improvement in investor sentiment regarding the country's financial situation. We will continue to monitor this sentiment carefully and adjust the portfolio as we deem appropriate from a risk/reward perspective.

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer **

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN BRAZIL, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.










-------------------------------------------------------------------------------
* The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Emily  Alejos,  who is a Director of Credit  Suisse  Asset  Management,
LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999.
Ms. Alejos joined CSAM in 1997 from  Bankers  Trust,  where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos
is Chief Investment  Officer of the Fund and of The Latin America  Equity
Fund,  Inc. She is also an Investment  Officer of The Chile Fund,  Inc. and
The Emerging  Markets Telecommunications Fund, Inc.
===============================================================================
                                                                              3

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 2003 (UNAUDITED)
-------------------------------------------------------------------------------

[CHART]

SECTOR ALLOCATION

                                             AS A PERCENT OF NET ASSETS
                                          March 31, 2003    March 31, 2002
Aerospace/Defense-Equipment                         4.88              2.83
Banking                                            16.16             12.14
Bottling                                           10.57              7.01
Electric-Integrated                                 5.36             11.68
Food-Retail                                         2.53              1.74
Mining                                                19              9.52
Oil & Natural Gas                                  18.96             25.91
Paper & Related Products                            4.46              2.44
Telephone-Integrated                               14.64             11.26
Tobacco                                             1.54              1.85
Cash & Other Assets                                  1.9             13.62

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                          Percent of
      Holding                                                            Sector                           Net Assets
---------------------------------------------------------------------------------------------------------------------
   1. Companhia Vale do Rio Doce                                         Mining                              19.0
---------------------------------------------------------------------------------------------------------------------
   2. Petroleo Brasileiro S.A.                                      Oil & Natural Gas                        19.0
---------------------------------------------------------------------------------------------------------------------
   3. Companhia de Bebidas das Americas                                 Bottling                             10.6
---------------------------------------------------------------------------------------------------------------------
   4. Uniao de Bancos Brasileiros S.A.                                   Banking                              5.7
---------------------------------------------------------------------------------------------------------------------
   5. Banco Itau Holding Financeira S.A.                                 Banking                              5.2
---------------------------------------------------------------------------------------------------------------------
   6. Banco Bradesco S.A.                                                Banking                              5.2
---------------------------------------------------------------------------------------------------------------------
   7. Tele Norte Leste Participacoes S.A.                         Telephone-Integrated                        4.9
---------------------------------------------------------------------------------------------------------------------
   8. Empresa Brasileira de Aeronautica S.A.                  Aerospace/Defense - Equipment                   4.9
---------------------------------------------------------------------------------------------------------------------
   9. Telecomunicacoes Brasileiras S.A.                           Telephone-Integrated                        4.9
---------------------------------------------------------------------------------------------------------------------
  10. Brasil Telecom Participacoes S.A.                           Telephone-Integrated                        4.8
---------------------------------------------------------------------------------------------------------------------

===============================================================================
4

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2003
-------------------------------------------------------------------------------

                                                  No. of
Description                                       Shares          Value
-------------------------------------------------------------------------------
EQUITY SECURITIES-98.10%

 AEROSPACE/DEFENSE-EQUIPMENT-4.88%
Empresa Brasileira de
 Aeronautica S.A., ADR .................           90,400       $ 1,047,736
                                                                -----------
 BANKING-16.16%
Banco Bradesco S.A., ADR ...............           64,900         1,116,280
Banco Itau Holding
 Financeira S.A., ADR ..................           41,500         1,124,235
Uniao de Bancos
 Brasileiros S.A., GDR .................           84,900         1,228,503
                                                                -----------
                                                                  3,469,018
                                                                -----------
 BOTTLING-10.57%
Companhia de Bebidas das
 Americas, PN, ADR .....................          136,600         2,267,560
                                                                -----------
 ELECTRIC-INTEGRATED-5.36%
Companhia Energetica de
 Minas Gerais, ADR .....................          133,996           998,270
Companhia Paranaense de
 Energia, ADR ..........................           62,800           151,348
                                                                -----------
                                                                  1,149,618
                                                                -----------
 FOOD-RETAIL-2.53%
Companhia Brasileira de
 Distribuicao Grupo Pao de
 Acucar, ADR ...........................           43,100           543,922
                                                                -----------
 MINING-19.00%
Companhia Vale do Rio
 Doce, ADR .............................          157,100         4,076,745
                                                                -----------
 OIL & NATURAL GAS-18.96%
Petroleo Brasileiro S.A., ADR ..........          272,400         3,748,224
Petroleo Brasileiro S.A., PN ...........           23,017           320,814
                                                                -----------
                                                                  4,069,038
                                                                -----------
 PAPER & RELATED PRODUCTS-4.46%
Aracruz Celulose S.A., ADR .............           47,800           956,478
                                                                -----------

 TELEPHONE-INTEGRATED-14.64%
Brasil Telecom Participacoes
 S.A., ADR .............................           37,100         1,036,945
Tele Norte Leste Participacoes
 S.A., ADR .............................          128,600         1,060,950
Telecomunicacoes Brasileiras
 S.A., PN, ADR .........................           52,000         1,045,200
                                                                -----------
                                                                  3,143,095
                                                                -----------
 TOBACCO-1.54%
Souza Cruz S.A., ON ....................           57,000           331,316
                                                                -----------
TOTAL EQUITY SECURITIES
 (Cost $21,569,729) .....................................        21,054,526
                                                                -----------
 SHORT-TERM INVESTMENT-2.30%

 GRAND CAYMAN-2.30%

                                              Principal
                                               Amount
                                               (000's)
                                            -------------
Brown Brothers Harriman & Co.,
 overnight deposit, 0.54%,
 04/01/03* (Cost $493,000) .............             $493           493,000
                                                                -----------
TOTAL INVESTMENTS-100.40%
 (Cost $22,062,729) (Notes A, D, F) ......................       21,547,526
                                                                -----------
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS-(0.40)% ................................          (85,627)
                                                                -----------
NET ASSETS-100.00% .......................................      $21,461,899
                                                                ===========

-------------------------------------------------------------------------------
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.


===============================================================================

See accompanying notes to financial statements.                               5

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2003
-------------------------------------------------------------------------------


 ASSETS

Investments, at value (Cost $22,062,729) (Notes A, D, F) .............................     $ 21,547,526
Cash (including $9 of foreign currency with a cost of $64) ...........................              235
Dividends receivable .................................................................           81,580
Prepaid expenses .....................................................................            4,454
                                                                                           ------------
Total Assets .........................................................................       21,633,795
                                                                                           ------------

 LIABILITIES

Payables:
         Investment advisory fees (Note B) ...........................................           47,434
         Directors' fees .............................................................           12,345
         Administration fees (Note B) ................................................            2,014
         Other accrued expenses ......................................................          110,103
                                                                                           ------------
Total Liabilities ....................................................................          171,896
                                                                                           ------------
NET ASSETS (applicable to 5,580,441 shares of common stock outstanding) (Note C) .....     $ 21,461,899
                                                                                           ============
NET ASSET VALUE PER SHARE ($21,461,899 DIVIDED BY 5,580,441) .........................            $3.85
                                                                                                  =====

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 5,580,441 shares issued and outstanding
 (100,000,000 shares authorized) .....................................................     $      5,580
Paid-in capital ......................................................................       76,774,628
Accumulated net realized loss on investments and foreign currency related transactions      (54,800,042)
Net unrealized depreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currency ..............................         (518,267)
                                                                                           ------------
Net assets applicable to shares outstanding ..........................................     $ 21,461,899
                                                                                           ============




===============================================================================
6                               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MARCH 31, 2003
-------------------------------------------------------------------------------


 INVESTMENT INCOME

Income (Note A):
      Dividends .........................................................................     $    993,287
      Interest ..........................................................................           33,213
      Less: Foreign taxes withheld ......................................................          (83,600)
                                                                                              ------------
      Total Investment Income ...........................................................          942,900
                                                                                              ------------

Expenses:
      Investment advisory fees (Note B) .................................................          272,118
      Legal fees ........................................................................          338,587
      Directors' fees ...................................................................           58,114
      Audit fees ........................................................................           49,784
      Printing ..........................................................................           46,399
      Transfer agent fees ...............................................................           43,498
      Custodian fees (Note B) ...........................................................           32,715
      Accounting fees ...................................................................           30,000
      Administration fees (Note B) ......................................................           23,928
      NYSE listing fees .................................................................           17,549
      Insurance .........................................................................            5,715
      Other .............................................................................            8,852
      Brazilian taxes (Note A) ..........................................................           55,034
                                                                                              ------------
      Total Expenses ....................................................................          982,293
      Less: Fee waivers (Note B) ........................................................          (70,392)
                                                                                              ------------
        Net Expenses ....................................................................          911,901
                                                                                              ------------
      Net Investment Income .............................................................           30,999
                                                                                              ------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
        Investments .....................................................................       (6,585,038)
        Foreign currency related transactions ...........................................         (185,319)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency ........................       (3,617,530)
                                                                                              ------------
Net realized and unrealized loss on investments and foreign currency related transactions      (10,387,887)
                                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................     $(10,356,888)
                                                                                              ============




===============================================================================
See accompanying notes to financial statements.                               7

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                 For the Fiscal Years Ended March 31,
                                                                                 ------------------------------------
                                                                                       2003                  2002
                                                                                 ----------------      --------------
 DECREASE IN NET ASSETS

Operations:
      Net investment income ....................................................     $     30,999      $    659,951
      Net realized loss on investments and foreign currency related transactions       (6,770,357)       (9,422,458)
      Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated
       in foreign currency .....................................................       (3,617,530)        6,527,884
                                                                                     ------------       -----------
        Net decrease in net assets resulting from operations ...................      (10,356,888)       (2,234,623)
                                                                                     ------------       -----------
Dividends to shareholders:
      Net investment income ....................................................         (167,413)       (1,004,479)
                                                                                     ------------       -----------
        Total decrease in net assets ...........................................      (10,524,301)       (3,239,102)
                                                                                     ------------       -----------

 NET ASSETS

Beginning of year ..............................................................       31,986,200        35,225,302
                                                                                     ------------       -----------
End of year ....................................................................     $ 21,461,899       $31,986,200
                                                                                     ============       ===========



===============================================================================
8                               See accompanying notes to financial statements.

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================================================================================

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                                               For the Fiscal Years Ended March 31,
                                                          ------------------------------------------------------------------
                                                             2003        2002        2001        2000       1999        1998
                                                          -------     -------     -------     -------    -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ....................     $5.73       $6.31       $8.36       $4.98     $10.26      $17.96
                                                          -------     -------     -------     -------    -------     -------
Net investment income/(loss) ..........................      0.01@       0.12@       0.09        0.02@      0.04@       0.03
Net realized and unrealized gain/(loss) on
  investments and foreign currency related transactions     (1.86)      (0.52)      (2.18)       3.23      (5.23)      (2.76)
                                                          -------     -------     -------     -------    -------     -------
Net increase/(decrease) in net assets resulting from
  operations ..........................................     (1.85)      (0.40)      (2.09)       3.25      (5.19)      (2.73)
                                                          -------     -------     -------     -------    -------     -------
Dividends and distributions to shareholders:
  Net investment income ...............................     (0.03)      (0.18)         --          --      (0.12)      (0.02)
  Net realized gains on investments ...................        --          --          --          --         --       (4.95)
                                                          -------     -------     -------     -------    -------     -------
Total dividends and distributions to shareholders .....     (0.03)      (0.18)         --          --      (0.12)      (4.97)
                                                          -------     -------     -------     -------    -------     -------
Anti-dilutive impact due to capital shares repurchased         --          --        0.04        0.13       0.03          --
                                                          -------     -------     -------     -------    -------     -------
Dilution due to common stock rights offering ..........        --          --          --          --         --          --
                                                          -------     -------     -------     -------    -------     -------
Net asset value, end of year ..........................     $3.85       $5.73       $6.31       $8.36      $4.98      $10.26
                                                          =======     =======     =======     =======    =======     =======
Market value, end of year .............................     $3.59       $5.10       $4.95      $6.125     $4.313      $8.375
                                                          =======     =======     =======     =======    =======     =======
Total investment return (a) ...........................    (29.06)%      7.14%     (19.18)%     42.03%    (46.87)%     (5.55)%
                                                          =======     =======     =======     =======    =======     =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted) .................   $21,462     $31,986     $35,225     $47,722    $31,018     $67,360
Ratio of expenses to average net assets, net of fee
  waivers# ............................................      4.06%       2.45%       2.38%       3.80%      5.17%       2.07%
Ratio of expenses to average net assets, excluding fee
  waivers# ............................................      4.37%       2.74%       2.66%       4.15%      5.52%       2.42%
Ratio of expenses to average net assets, net of fee
  waivers and excluding taxes .........................      3.81%       2.18%       2.20%       3.33%      4.82%       1.72%
Ratio of net investment income/(loss) to average net
  assets ..............................................      0.14%       2.17%       1.24%       0.41%      0.66%       0.17%
Portfolio turnover rate ...............................       122%         88%         82%        135%       137%        123%


                                                              1997           1996         1995        1994
                                                           -------        -------      -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ....................     $14.18         $13.02       $20.80      $11.83
                                                           -------        -------      -------     -------
Net investment income/(loss) ..........................       0.10+          0.06        (0.12)      (0.04)
Net realized and unrealized gain/(loss) on
  investments and foreign currency related transactions       5.69           3.32++      (3.80)       9.09
                                                           -------        -------      -------     -------
Net increase/(decrease) in net assets resulting from
  operations ..........................................       5.79           3.38        (3.92)       9.05
                                                           -------        -------      -------     -------
Dividends and distributions to shareholders:
  Net investment income ...............................      (0.02)            --        (0.03)      (0.08)
  Net realized gains on investments ...................         --          (2.22)       (3.83)         --
                                                           -------        -------      -------     -------
Total dividends and distributions to shareholders .....      (0.02)         (2.22)       (3.86)      (0.08)
                                                           -------        -------      -------     -------
Anti-dilutive impact due to capital shares repurchased          --             --           --          --
                                                           -------        -------      -------     -------
Dilution due to common stock rights offering ..........      (1.99)            --           --          --
                                                           -------        -------      -------     -------
Net asset value, end of year ..........................     $17.96         $14.18       $13.02      $20.80
                                                           =======        =======      =======     =======
Market value, end of year .............................     $14.50        $13.875       $14.75      $19.00
                                                           =======        =======      =======     =======
Total investment return (a) ...........................       4.67%(b)       8.85%       (6.79)%     69.55%
                                                           =======        =======      =======     =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted) .................   $117,887        $65,696      $60,156     $95,820
Ratio of expenses to average net assets, net of fee
  waivers# ............................................       1.76%          1.76%        1.86%       2.05%
Ratio of expenses to average net assets, excluding fee
  waivers# ............................................       2.11%          2.11%        2.13%       2.05%
Ratio of expenses to average net assets, net of fee
  waivers and excluding taxes .........................       1.69%          1.76%        1.73%       2.02%
Ratio of net investment income/(loss) to average net
  assets ..............................................       0.39%          0.39%       (0.62)%     (0.28)%
Portfolio turnover rate ...............................         74%            55%          69%         73%

@   Based on average shares outstanding.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan.
#   Ratios shown are inclusive of Brazilian transaction taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.


10                                                                            11

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded. If no sales are reported, equity investments are generally valued at the most recent bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's fair value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to most debit transactions carried out by financial institutions. On June 12, 2002, the Brazilian Senate approved legislation extending the CPMF tax. The tax will remain at its current rate of 0.38% until the end of 2003, and will decline to 0.08% during 2004. The Senate also approved the proposal to eliminate the CPMF tax from foreign exchange transactions related to stock exchange transactions. This exemption was effective July 15, 2002; For the fiscal year ended March 31, 2003, the Fund incurred $55,034 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars.

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic

--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

developments and the level of Brazilian governmental supervision and regulation of its securities markets.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser, with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower) and 1.05% of amounts over $100 million. CSAM has agreed to waive a portion of the advisory fee equal to an annual rate of 0.35% of the Fund's average weekly market value or net assets (whichever is lower). For the fiscal year ended March 31, 2003, CSAM earned $272,118 for advisory services, of which CSAM waived $70,392. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended March 31, 2003, CSAM was reimbursed $1,450 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the fiscal year ended March 31, 2003, BBNA earned $6,197 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the fiscal year ended March 31, 2003, BSFM earned $22,478 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended March 31, 2003, Merrill was paid $45,478 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors to partially compensate Independent Directors with shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,580,441 shares outstanding at March 31, 2003, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For the fiscal year ended March 31, 2003, purchases and sales of securities, other than short-term investments, were $27,623,748 and $26,524,523, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ( "Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

March 31, 2003 and during the fiscal year ended March 31, 2003, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, Post-October losses (as later defined), and excise tax regulations.

The tax character of dividends paid during the fiscal years ended March 31, for the Fund were as follows:


                ORDINARY INCOME
             --------------------
               2003        2002
             --------  ----------
             $167,413  $1,004,479

At March 31, 2003, the components of distributable earnings on a tax basis, for the Fund were as follows:


Undistributed ordinary income               -
Accumulated net realized loss    $(53,892,473)
Unrealized depreciation            (1,425,836)
                                 ------------
Total distributable earnings     $(55,318,309)
                                 ============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended March 31, 2003, the Fund elected to defer net realized losses from investments of $1,086,950 and $22,814 from foreign currency related transactions.

At March 31, 2003, the Fund had a capital loss carryover for U.S. federal income tax purposes of $52,782,709 of which, $27,628,734, $11,025,477, $7,751,566 and
$6,376,932 expire in 2007, 2008, 2010 and 2011, respectively. The Fund will be unable to realize the benefit from these losses if it cannot realize gains on investments prior to the liquidation of the Fund.

At March 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $22,970,298, $1,331,955, $(2,754,727) and $(1,422,772), respectively.

At March 31, 2003, the Fund reclassified from undistributed net investment income and from accumulated net realized loss on investments and foreign currency related transactions of $136,414 and $179,892, respectively, to paid-in capital, to adjust for current period permanent book/tax differences due to a net operating loss, a Fund overdistribution and foreign exchange losses. Net assets were not affected by these reclassifications.

NOTE G. CONTINGENCIES

On September 22, 2002 the Fund announced that it had entered into a settlement agreement with the plaintiff in two litigations currently pending against the Fund. The first action, commenced in May 1997 in the U.S. Southern District of New York, alleged that the Fund's 1996 rights offering constituted a breach of fiduciary duty by the Fund's investment adviser and its directors. (STROUGO V. BASSINI ET AL. 97Civ. 3579 (RWS).) The second action, brought by the same plaintiff in the same court, alleged violations of Sections 36(a) and 36(b) of the 1940 Act in connection with the investment advisory fee arrangements between the Fund and CSAM. (STROUGO V. BEA ASSOCIATES, 98 Civ. 3725 (RWS).)

--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

Under the terms of the settlement agreement, which has received final court approval:

     - the Fund will be liquidated and its net assets distributed to shareholders;

     - the class members in the rights offering litigation (shareholders who owned shares during the period June 7, 1996 through July 17, 1996) who did not exercise their rights in the rights offering and sold their shares prior to the close of business on February 15, 2002 will be entitled to receive $1.00 per share sold, upon presentation of accurate and completed proof of claims,

     - the class members in the rights offering litigation who exercised their rights in the rights offering and sold their shares prior to the close of business on February 15, 2002 will be entitled to receive $0.25 per share for rights which were exercised, upon presentation of accurate and completed proof of claims; and

     - plaintiff will apply to the court for an award of attorneys' fees and related amounts not to exceed $750,000 plus reimbursement of expenses not exceeding $75,000.

The amounts payable to the class members and plaintiff's counsel fees and expenses (inclusive of any compensatory award to the plaintiff) will be payable in the first instance by CSAM, but most of those amounts are expected to be reimbursed by Gulf Insurance Company ("Gulf"), the issuer of an errors and omissions policy covering CSAM, the Fund and its directors and officers.

Under a separate agreement among the Fund, CSAM and Gulf, Gulf has agreed: (i) to reimburse CSAM for up to $750,000 of the plaintiff's legal fees and related amounts and up to $75,000 of expense reimbursements to plaintiff's counsel; (ii) to reimburse the Fund and CSAM for the cost of funding the settlement payments to all of the class plaintiffs in the rights offering litigation up to a cap which CSAM and the Fund believe will be sufficient to satisfy all claims (if there is any excess, it will be funded equally by the Fund and CSAM); and (iii) to reimburse $512,500 of costs and attorneys' fees billed to CSAM, the Fund and the individual defendants prior to December 31, 2001 for defense of the two actions (the "Defense Fee") and 87.5% of all costs and fees billed to CSAM, the Fund and the individual defendants after December 31, 2001 in connection with the litigation and settlement of the two actions (with the remaining 12.5% to be borne equally by CSAM and the Fund).

CSAM will receive $506,250 of the Defense Fee and the Fund the balance, and in consideration therefor CSAM has agreed to waive its claim for indemnification from the Fund of the approximately $1.1 million in costs and fees incurred by it in connection with the fee litigation through September 30, 2002. CSAM has also agreed to waive any rights to indemnification from the Fund for any costs and fees incurred after December 31, 2001 in connection with the litigation and settlement of the two litigations which are not paid by the insurance carrier.

The liquidation of the Fund is to occur within 30 days following the later of
(i) the expiration of any time for appeal or review of the court order of final judgment or, if any appeal is filed and not dismissed, after the order is upheld on appeal in all material respects and no longer subject to review on appeal;
(ii) the issuance by the Securities and Exchange Commission of an exemptive order under the 1940 Act permitting the Fund's participation in the settlement on the terms described above.

--------------------------------------------------------------------------------
16

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Brazilian Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazilian Equity Fund, Inc. (the "Fund") at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

As fully disclosed in Note G, the Fund intends to liquidate within 30 days following the later of (i) the expiration of any time for appeal or review of the court order of final judgement pursuant to pending litigations or, if any appeal is filed and not dismissed, after the order is upheld on appeal in all material respects and no longer subject to review on appeal; (ii) the issuance by the Securities and Exchange Commission of an exemptive order under the 1940 Act permitting the Fund's participation in the settlement.

PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
May 19, 2003

--------------------------------------------------------------------------------
                                                                              17

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On January 16, 2003, the Annual Meeting of Shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

1. To re-elect three directors to the Board of Directors of the Fund.


NAME OF DIRECTOR                                              FOR     WITHHELD
----------------                                           ---------  --------
James J. Cattano                                           4,842,792  179,575
Robert J. McGuire                                          4,844,773  177,594
William W. Priest, Jr.                                     4,814,467  207,900

In addition to the directors re-elected at the meeting, Enrique R. Arzac, George
W. Landau, Martin M. Torino and Miklos A. Vasarhelyi continued as directors of the Fund.

2. To consider and act upon a proposal to liquidate and dissolve the Fund as set forth in the Plan of Liquidation and Dissolution adopted by the Board of Directors (See Note G. Contingencies).

                                                  FOR        AGAINST    ABSTAIN
                                                ---------    -------    -------
                                                3,092,580    129,221    19,538



--------------------------------------------------------------------------------
18

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 2003) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. The $0.03 per share dividend paid in respect of such fiscal year, is represented entirely by net investment income. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign withholding taxes paid by the Fund to its shareholders. The total amount of foreign withholding taxes incurred by the Fund during the fiscal year ended March 31, 2003 was $83,600, equal to $0.01 per share from Brazil. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2002.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2003. The notification will reflect the amount, if any, that calendar year 2003 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January 2004.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.


--------------------------------------------------------------------------------
                                                                              19

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)


                                                 TERM                                         NUMBER OF
                                                 OF OFFICE                                    PORTFOLIOS IN
                                                 AND                                          FUND
                              POSITION(S)        LENGTH           PRINCIPAL                   COMPLEX         OTHER
                              HELD WITH          OF TIME          OCCUPATION(S) DURING        OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE         FUND               SERVED           PAST FIVE YEARS             DIRECTOR        HELD BY DIRECTOR
-----------------------       ---------------    ------------     ------------------------    --------------  -------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac              Director and       Since 1996;      Professor of Finance and    8               Director of The
Credit Suisse Asset           Audit Committee    current term     Economics, Graduate                         Adams Express
Management, LLC               Member             ends at the      School of Business,                         Company (a
466 Lexington Avenue                             2004 annual      Columbia University since                   closed-end
New York, New York                               meeting          1971                                        investment company);
10017-3140                                                                                                    Director of
                                                                                                              Petroleum and
Date of Birth: 02/10/41                                                                                       Resources
                                                                                                              Corporation (a
                                                                                                              closed-end
                                                                                                              investment company)

James J. Cattano              Director and       Since 1992;      President, Primary          4               None
55 Old Field Point Road       Audit Committee    current term     Resources Inc. (an
Greenwich, Connecticut        Member             ends at the      international trading and
06830                                            2005 annual      manufacturing company
                                                 meeting          specializing in the sale
Date of Birth: 06/24/43                                           of agricultural
                                                                  commodities throughout
                                                                  Latin American markets)
                                                                  since October 1996

George W. Landau              Director and       Since 1992;      Senior Advisor, Latin       5               Director of Emigrant
Two Grove Isle Drive          Audit Committee    current term     America, The Coca-Cola                      Savings Bank;
Coconut Grove, Florida 33133  Member             ends at the      Company since 1988                          Director of GAM
                                                 2004 annual                                                  Funds, Inc.
Date of Birth: 03/04/20                          meeting

Robert J. McGuire             Director           Since 1998;      Of Counsel, Morvillo,       1               Director of Trump
565 Fifth Avenue                                 current term     Abramowitz, Graud, Iason                    Hotels & Casino
9th Floor                                        ends at the      & Silberberg, P.C. since                    Resorts; Director
New York, New York                               2005 annual      1998; President and Chief                   of Mutual of America
10017                                            meeting          Operating Officer of                        Investment Corp.;
                                                                  Kroll Associates from                       Director of Emigrant
Date of Birth: 12/08/36                                           1989 to 1997                                Savings Bank;
                                                                                                              Director of GAM
                                                                                                              Funds, Inc.; Trustee
                                                                                                              of Iona College

Martin M. Torino              Director and       Since 1992;      Chief Executive Officer     3               None
Credit Suisse Asset           Audit Committee    current term     and Director of Celsur
Management, LLC               Member             ends at the      Logistica S.A.
466 Lexington Avenue                             2003 annual      (Logistics) since 2002;
New York, New York                               meeting          Chairman of the Board of
10017-3140                                                        Ingenio y Refineria San
                                                                  Martin Del Tabacal S.A.
Date of Birth: 08/14/49                                           (a sugar refinery) from
                                                                  August 1996 to 2000

--------------------------------------------------------------------------------
20


                                                 TERM                                         NUMBER OF
                                                 OF OFFICE                                    PORTFOLIOS IN
                                                 AND                                          FUND
                              POSITION(S)        LENGTH           PRINCIPAL                   COMPLEX         OTHER
                              HELD WITH          OF TIME          OCCUPATION(S) DURING        OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE         FUND               SERVED           PAST FIVE YEARS             DIRECTOR        HELD BY DIRECTOR
-----------------------       ---------------    ------------     ------------------------    --------------  -------------------
INDEPENDENT DIRECTORS--(CONCLUDED)

Miklos A. Vasarhelyi          Director           Since 1998;      William von Minden          1               None
Rutgers University                               current term     Professor of Accounting
180 University Avenue                            ends at the      Information Systems,
Newark, New Jersey                               2004 annual      Rutgers University since
07102                                            meeting          1989

Date of Birth: 07/28/44

INTERESTED DIRECTOR

William W. Priest, Jr.*       Director           Since 1997;      Co-Managing Partner,        57              None
Steinberg Priest & Sloane                        current term     Steinberg Priest & Sloane
Capital Management                               ends at the      Capital Management since
12 East 49th Street                              2005 annual      March 2001; Chairman and
12th Floor                                       meeting          Managing Director of CSAM
New York, New York                                                from 2000 to February
10017                                                             2001, Chief Executive
                                                                  Officer and Managing
Date of Birth: 09/24/41                                           Director of CSAM from
                                                                  1990 to 2000


                              POSITION(S)         LENGTH
                              HELD WITH           OF TIME
NAME, ADDRESS AND AGE         FUND                SERVED          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------        ------------        ----------      ----------------------------------------------
OFFICERS**

Joseph D. Gallagher***        Chairman of the     Since 2003      Managing Director and Chief Executive Officer of CSAM since
Credit Suisse Asset           Fund, Chief                         2003; Chief Executive Officer and Director of Credit Suisse
Management, LLC               Executive                           Asset Management Limited, London, England, from June 2000 to
466 Lexington Avenue          Officer and                         2003; Director of Credit Suisse Asset Management Funds (UK)
New York, New York            President                           Limited, London, England, from June 2000 to 2003; Managing
10017-3140                                                        Director, Head-Asian Corporate Finance and M&A's, Credit Suisse
                                                                  First Boston, Hong Kong, China, from January 1998 to May 1999;
Date of Birth: 12/14/62                                           and Director, Head-Asian Corporate Finance, Credit Suisse First
                                                                  Boston, Hong Kong, China, from October 1993 to December 1997

Hal Liebes, Esq.              Senior Vice         Since 1997      Managing Director and Global General Counsel of CSAM; Associated
Credit Suisse Asset           President                           with Lehman Brothers, Inc. from 1996 to 1997; Associated with
Management, LLC                                                   CSAM from 1995 to 1996; Associated with CS First Boston
466 Lexington Avenue                                              Investment Management from 1994 to 1995; Associated with
New York, New York                                                Division of Enforcement, U.S. Securities and Exchange Commission
10017-3140                                                        from 1991 to 1994; Officer of other Credit Suisse Funds

Date of Birth: 07/06/64

--------------------------------------------------------------------------------
* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended. Mr. Priest is an interested person of the Fund because he provided consulting services to CSAM within the last two years.


--------------------------------------------------------------------------------
                                                                              21

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)


                           POSITION(S)        LENGTH
                           HELD WITH          OF TIME
NAME, ADDRESS AND AGE      FUND               SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------     ----------------   -----------      ----------------------------------------------
OFFICERS--(CONCLUDED)

Emily Alejos               Chief Investment   Since 1999       Director of CSAM since 1999; Vice President of CSAM from 1997 to
Credit Suisse Asset        Officer                             January 1999
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 10/27/63

Yaroslaw Aranowicz         Investment         Since 1999       Vice President of CSAM since 1998; Director of Research for
Credit Suisse Asset        Officer                             Europe and the Middle East, Trans-National Research Corporation
Management, LLC                                                from 1995 to March 1998
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 05/08/63

Michael A. Pignataro       Chief Financial    Since 1993       Director and Director of Fund Administration of CSAM; Associated
Credit Suisse Asset        Officer and                         with CSAM since 1984; Officer of other Credit Suisse Funds
Management, LLC            Secretary
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Rocco A. Del Guercio       Vice President     Since 1997       Vice President and Administrative Officer of CSAM; Associated
Credit Suisse Asset                                            with CSAM since June 1996; Assistant Treasurer, Bankers Trust
Management, LLC                                                Co.-- Fund Administration from March 1994 to June 1996; Mutual
466 Lexington Avenue                                           Fund Accounting Supervisor, Dreyfus Corporation from April 1987
New York, New York                                             to March 1994; Officer of other Credit Suisse Funds
10017-3140

Date of Birth: 04/28/63

Robert M. Rizza            Treasurer          Since 1999       Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset                                            Administrative Officer of CSAM from March 1998 to December 2000;
Management, LLC                                                Assistant Treasurer of Bankers Trust Co. from April 1994 to
466 Lexington Avenue                                           March 1998; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 12/09/65

--------------------------------------------------------------------------------

** Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Fund and Chief Executive Officer. Effective January 17, 2003, he was also appointed as President of the Fund.

***Effective May 21, 2003, Joseph D. Gallagher was elected as Chairman of the
   Fund, Chief Executive Officer and President of the Fund. Laurence R. Smith who previously held these positions has resigned as Chairman of the Fund, Chief Executive Officer and President of the Fund effective May 21, 2003.

--------------------------------------------------------------------------------
22

PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.


--------------------------------------------------------------------------------
                                                                              23

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund                 Credit Suisse Large Cap Value Fund
Credit Suisse Cash Reserve Fund                         Credit Suisse Municipal Bond Fund
Credit Suisse Emerging Growth Fund                      Credit Suisse Municipal Money Fund
Credit Suisse Emerging Markets Fund                     Credit Suisse New York Municipal Fund
Credit Suisse Fixed Income Fund                         Credit Suisse New York Tax Exempt Fund
Credit Suisse Global Fixed Income Fund                  Credit Suisse Select Equity Fund
Credit Suisse Global Health Sciences Fund               Credit Suisse Short Duration Bond Fund
Credit Suisse Global Post-Venture Capital Fund          Credit Suisse Small Cap Growth Fund
Credit Suisse Global Technology Fund                    Credit Suisse Small Cap Value Fund
Credit Suisse High Income Fund                          Credit Suisse Strategic Small Cap Fund
Credit Suisse International Focus Fund                  Credit Suisse Strategic Value Fund
Credit Suisse Investment Grade Bond Fund                Credit Suisse Tax Efficient Fund
Credit Suisse Japan Growth Fund                         Credit Suisse U.S. Government Money Fund







Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.
--------------------------------------------------------------------------------
24

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on The New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2003, CSAM managed over $45 billion in the U.S. and, together with its global affiliates, managed assets of over $292 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "BrazilEqty". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam-americas.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS                ADMINISTRATOR

Enrique R. Arzac        Director              Bear Stearns Funds Management Inc.
                                              383 Madison Avenue
James J. Cattano        Director              New York, NY 10179

George W. Landau        Director                CUSTODIAN

Robert J. McGuire       Director              Brown Brothers Harriman & Co.
                                              40 Water Street
William W. Priest, Jr.  Director              Boston, MA 02109

Martin M. Torino        Director                SHAREHOLDER SERVICING AGENT

Miklos A. Vasarhelyi    Director              Fleet National Bank
                                              (c/o EquiServe, L.P.)
Joseph D. Gallagher     Chairman of the       P.O.Box 43010
                        Fund, Chief           Providence, RI 02940
                        Executive Officer
                        and President           INDEPENDENT ACCOUNTANTS

Emily Alejos            Chief Investment      PricewaterhouseCoopers LLP
                        Officer               Two Commerce Square
                                              Philadelphia, PA 19103
Yaroslaw Aranowicz      Investment
                        Officer                 LEGAL COUNSEL

Hal Liebes              Senior Vice           Willkie Farr & Gallagher
                        President             787 Seventh Avenue
                                              New York, NY 10019
Michael A. Pignataro    Chief Financial
                        Officer
                        and Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


[LOGO]

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
--------------------------------------------------------------------------------
                                                                      3910-AR-03